UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):


                                December 17, 2007


                              BIGSTRING CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                      000-51661              20-0297832
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)

 3 Harding Road, Suite E, Red Bank, New Jersey                     07701
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (732) 741-2840


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

         Item 8.01.     Other Events.
         ---------      ------------

         On December 17, 2007, BigString Corporation ("BigString") issued a press release announcing that it will be the private label email provider for WoozyFly.com, the online music media company devoted to independent artists. A copy of the press release is attached hereto as Exhibit 99.1.

         In addition, on December 18, 2007, BigString issued another press release announcing that it has launched an application for Facebook that enables users to record or upload videos that can be programmed to self-destruct at a specific time or after a set number of views. A copy of the press release is attached hereto as Exhibit 99.2.

         In November 2007, BigString received preliminary approval by the New Jersey Economic Development Authority (the "NJEDA") to transfer $294,189 of total available tax benefits of $544,335 under the NJEDA Technology Business Tax Certificate Transfer Program. This program enables approved, unprofitable technology and biotechnology companies based in the State of New Jersey to sell their unused net operating loss carryovers and unused research and development tax credits to unaffiliated, profitable corporate taxpayers in the State of New Jersey for at least 75% of the value of the tax benefits. On December 19, 2007, BigString received net proceeds of $258,854 from a third party related to the sale of $294,189 of BigString's transferable tax benefits for the State of New Jersey. BigString intends to use these proceeds primarily for working capital purposes.

Section 9 - Financial Statements and Exhibits

         Item 9.01.     Financial Statements and Exhibits.
         ---------      ---------------------------------

              (d)       Exhibits:

              Exhibit
              Number         Description
              ------         -----------

              99.1 Press Release Re: WoozyFly.com Partners with BigString for its Private Label Email Service.

              99.2 Press Release Re: BigString Launches Facebook Application Enabling Users to Send Self-Destructing Videos.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BIGSTRING CORPORATION
                                      -----------------------------------------
                                                    (Registrant)



                                      By:  /s/ Darin M. Myman
                                          -------------------------------------
                                          Darin M. Myman
                                          President and Chief Executive Officer


Date:  December 21, 2007

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1 Press Release Re: WoozyFly.com Partners with BigString for its Private Label Email Service.

99.2 Press Release Re: BigString Launches Facebook Application Enabling Users to Send Self-Destructing Videos.